                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 14, 2002

                       Atlas Air Worldwide Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                      0-25732                     13-4146982
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


     2000 Westchester Avenue, Purchase, New York                      10577
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      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (914) 701-8000
                                                     --------------


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         (Former name or former address, if changed since last report)


                                Atlas Air, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                      0-25732                    84-1207329
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


     2000 Westchester Avenue, Purchase, New York                      10577
-------------------------------------------------------------------------------
      (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (914) 701-8000
                                                     --------------

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         (Former name or former address, if changed since last report)


     This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.


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ITEM 5. OTHER EVENTS.

At the Merrill Lynch Global Transportation Conference held in New York City today, Douglas A. Carty, Senior Vice President and Chief Financial Officer of Atlas Air Worldwide Holdings, Inc. (the "Company"), provided the following guidance:

         Expectations that the second quarter loss will be greater than that recorded in the first quarter of the year and expectations of a loss for full-year 2002.

         An anticipated reduction in the Company's second quarter block hours of approximately four percent, compared to the first quarter of 2002.

A copy of the slide show presented at the Conference, as well as a transcript of Mr. Carty's remarks, are available on the Company's website at www.atlasair.com.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ATLAS AIR WORLDWIDE HOLDINGS, INC.
                                 (Registrant)


Dated:  June 14, 2002            By: /s/ Douglas A. Carty
                                     ---------------------------------
                                     Name:   Douglas A. Carty
                                     Title:  Senior Vice President and
                                             Chief Financial Officer


                                 ATLAS AIR, INC.
                                 (Registrant)

Dated:  June 14, 2002            By: /s/ Douglas A. Carty
                                     --------------------------------
                                     Name:   Douglas A. Carty
                                     Title:  Senior Vice President and
                                             Chief Financial Officer






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